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EXHIBIT A-1. ESCROW AGREEMENT BETWEEN INCOMNET, INC., MARK RICHARDSON AND JERRY
C. BUCKLEY, DATED APRIL 25, 1997

                                   ESCROW AGREEMENT


          ESCROW AGREEMENT (this "Agreement"), dated as of April 25, 1997, by and among Incomnet, Inc., a California corporation (the "Purchaser"), Mark J. Richardson (the "Escrow Agent") and the party who has executed this Agreement as the Seller (the "Seller").

                                       RECITALS

          A. Simultaneously with the execution of this Agreement, the Seller has entered into a Agreement, dated as of the date hereof (the "Purchase Agreement"), pursuant to which the Seller has agreed to sell to the Purchaser certain shares of the Common Stock of California Interactive Computing, Inc. (the "Shares").

          B. The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the Purchase Price (as described in Section 1.2 of the Purchase Agreement) to be paid for the Shares and the delivery of one or more stock certificates representing the Shares registered in the name of the Seller as set forth in the Purchase Agreement (referred to herein as the "Share Certificates" and, together with the Purchase Agreement and the Purchase Price, the "Consideration").

          C. Upon the closing of the transaction contemplated by the Purchase Agreement (the "Closing") and the occurrence of an event described in Section 2 below, the Escrow Agent shall cause the distribution of the Consideration in accordance with the terms of this Agreement.

          D. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

     NOW, THEREFORE, IT IS AGREED:

 1.  DEPOSIT OF CONSIDERATION.

     (a) The Purchaser shall deliver to the Escrow Agent (i) the Purchase Agreement or a counterpart thereof signed by the Purchaser, (ii) this Escrow Agreement or a counterpart thereof signed by the Purchaser, (iii) funds specified in the Purchase Agreement to be paid by the Purchaser to the Seller, and (iv) instructions for payment of the funds deposited by the Purchaser with the Escrow Agent to the Seller.

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     (b) The Seller shall deliver to the Escrow Agent (i) the Purchase Agreement or a counterpart thereof signed by the Seller and (il) the Shares properly signed over to the Purchaser.

     (c) Until termination of this Agreement as set forth in Section 2, all additional Consideration paid by or which becomes payable between the Purchaser and the Seller shall be deposited with the Escrow Agent.

     (d) The Escrow Agent agrees to hold the Consideration received by it in accordance with the terms and conditions set forth herein until it has received all of the Consideration.

     (e) The Seller and the Purchaser understand that all Consideration delivered to the Escrow Agent pursuant to Section 1(a) and 1(b) shall be held in the above referenced escrow account until the Closing. The Purchase Price and other consideration will be returned promptly to the Purchaser if all of the Consideration is not received on or before April 31, 1997. After all of the Consideration has been received by the Escrow Agent, the parties hereto hereby authorize and instruct the Escrow Agent to promptly effect the Closing.

 2.  TERMS OF ESCROW.

               (a) The Escrow Agent shall hold the Consideration in escrow until the earlier to occur of (i) the receipt by the Escrow Agent of all of the Consideration from the Purchaser and the receipt by the Escrow Agent of the certificate ("Share Certificate") representing all of the Shares, duly endorsed with valid signatures for transfer by the Seller to the Purchaser or (ii) the receipt by the Escrow Agent of a written notice, executed by each of the Purchaser and the Seller, stating that the Purchase Agreement has been terminated or otherwise directing the disposition of the Consideration and the Shares.

               (b) If the Escrow Agent receives the items referenced in Section 2(a) prior to its receipt of the written notice referenced in clause (ii) of
Section 2(a), then, the Escrow Agent shall deliver as soon as practicable, but in no event later than three (3) business days, the Purchase Agreement and related closing documents, if any, to the Purchaser and shall deliver the Consideration deposited by the Purchaser for the purchase of the Shares. Because the Purchaser is purchasing the Share Certificates over time with a Promissory Note (the "Note"), attached as Exhibit A, the Escrow Agent shall hold the Share Certificates until such time as Purchaser completes the terms and conditions of the Note. Should the Purchaser and Seller terminate the Note without payment in full from the Purchaser to the Seller, the Escrow Agent is empowered by both parties to take the steps required to have the Share Certificates divided, so that Purchaser and Seller each receive their pro-rated shares as represented by the percentage of total funds that is exchanged between Purchaser and Seller when fulfilling terms of the Note.

               (c)  If the Escrow Agent receives the notice referenced in clause
(iii) of Section 2(a) prior to its receipt of the items referenced in clauses
(i) and (ii) of Section 2(a), then the Escrow Agent shall promptly deliver the Purchase Price, Share Certificates, Purchase Agreement and related closing documents, if any, as specified in such notice, to the respective parties. The parties agree that if such notice is silent as to the delivery of such items, the Escrow

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Agent shall promptly upon receipt of such notice return (i) the Purchase
Price to the Purchaser, (ii) the Share Certificates to the Seller and (ill) any closing documents to the party that delivered the same.

               (d) If the Escrow Agent, prior to delivering or causing to be delivered the Consideration, Share Certificates and closing documents in accordance herewith, receives notice of objection, dispute, or other assertion in accordance with any of the provisions of this Agreement, the Escrow Agent shall continue to hold the Consideration, Share Certificates and closing documents until such time as the Escrow Agent shall receive (i) written instructions jointly executed by the Seller and the Purchaser, directing distribution of such Consideration, Share Certificates and closing documents, or (ii) a certified copy of a judgment, order or decree of a court of competent jurisdiction, final beyond the right of appeal, directing the Escrow Agent to distribute said Consideration, Share Certificates and closing documents to any party hereto or as such judgment, order or decree shall otherwise specify (including any such order directing the Escrow Agent to deposit the Consideration, Share Certificates and closing documents into the court rendering such order, pending determination of any dispute between any of the parties). In addition, the Escrow Agent shall have the right to deposit any of the Consideration, Share Certificates and closing documents with a court of competent jurisdiction without liability to any party if said dispute is not resolved within 30 days of receipt of any such notice of objection, dispute or otherwise. All disbursements by the Escrow Agent under this Agreement shall be without interest on funds deposited in the escrow account.

 3.  DUTIES AND OBLIGATIONS OF THE ESCROW AGENT.

               (a) The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agent's duties are as a depository only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence.

               (b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

               (c) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Seller and the Purchaser are parties, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Seller and the Purchaser, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by each of the Seller and the Purchaser, and agreed to in writing by the Escrow Agent.

               (d) if the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any

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action, other than to keep safely all property held in escrow, until it shall jointly be directed otherwise in writing by the Seller and the Purchaser or by a final judgment of a court of competent jurisdiction.

               (e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

               (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Consideration, Share Certificates and closing documents.

               (g) If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Consideration, Share Certificates and closing documents, it may do so by delivering the same to any other escrow agent mutually agreeable to the Seller and the Purchaser and, if no such escrow agent shall be selected within three days of the Escrow Agent's notification to the Seller and the Purchaser of its desire to so relinquish custody of the Consideration, Share Certificates and closing documents, then the Escrow Agent may do so by delivering the Consideration, Share Certificates and closing documents (a) to any bank or trust company in the County of Los Angeles, State of California, which is willing to act as escrow agent thereunder in place and instead of the Escrow Agent, or (b) to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law. The fee of any such bank or trust company or court officer shall be borne by the Purchaser. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Consideration, Share Certificates and closing documents and the Purchaser shall promptly pay to the Escrow Agent all monies which may be owed it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to paragraph (i) below.

               (h) This Agreement shall not create any fiduciary duty on the Escrow Agent's part to the Seller or the Purchaser, nor disqualify the Escrow Agent from representing either party hereto in any dispute with the other, including any dispute with respect to the Consideration, Share Certificates and closing documents. The parties understand that the Escrow Agent has acted and will continue to act as counsel to the Purchaser.

               (i) The reasonable out-of-pocket expenses paid or incurred by the Escrow Agent in the administration of its duties hereunder, including, but not limited to, postage, all outside counsel to the Escrow Agent and advisors' and agents' fees and all taxes or other governmental charges, if any, shall be paid by the Purchaser.

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 4.  INDEMNIFICATION.

               (a) The Seller and the Purchaser, jointly and severally, hereby indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, including, but not limited to, all legal costs and expenses of the Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence.

 5.  MISCELLANEOUS.

               (a) All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by telecopier, upon receipt of proof of sending thereof, (iii) if sent by Express Mall, Federal Express or other express delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, upon receipt, in each case if delivered to the following addresses:

          (i)  If to the Purchaser:
                                       Incomnet, Inc.
                                       21031 Ventura Boulevard, Suite 1100
                                       Woodland Hills, CA 91364

         (ii)  If to the Seller:
                                       At the address set forth in the Purchase
                                       Agreement

        (iii)  If to the Escrow Agent:
                                       Mark J. Richardson
                                       1299 Ocean Ave. #900
                                       Santa Monica, CA 90401

or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

               (b) This Agreement shall be construed and enforced in accordance with the law of the State of California applicable to contracts entered into and performed entirely within California.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.

               SELLER:

                    /s/ Jerry C. Buckley
                    --------------------
                    Jerry C. Buckley

               BUYER:
                     Incomnet, Inc.

                    /s/ Melvyn Reznick
                    ------------------
                    Name: Melvyn Reznick
                    Title: President

               ESCROW AGENT:
                    /s/ Mark J. Richardson
                    ----------------------
                    Mark J. Richardson, Escrow Agent



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